EXHIBIT 10.10


NEW EMPLOYEE KEY GRANT
CONFIDENTIAL

                     NONQUALIFIED STOCK OPTION NOTICE
                        1995 EQUITY INCENTIVE PLAN


OPTIONEE   GRANT DATE    SHARES    PLAN      VESTING      OPTION
                         GRANTED   NUMBER      CODE       PRICE

SUB.     COST    SOCIAL SECURITY NUMBER
CODE    CENTER

We are pleased to inform you that the Compensation Committee of the Board has granted you an option to purchase Compaq common stock. Your grant has been made under the Company's 1995 Equity Incentive Plan (the "1995 Plan"), which, together with the terms contained in this Notice, sets forth the terms and conditions of your grant and is incorporated herein by reference. A copy of the 1995 Plan is attached. Please review it carefully; capitalized terms in this Notice have the same meaning as the 1995 Plan.

1.   Vesting:   Subject to the conditions set forth below and in the  1995
     Plan, you may exercise this Option to purchase a number of Shares equal to the difference between A and B, where

     A =   the  product  of the number of Shares subject  to  your  Option multiplied by a fraction, the numerator of which is the number of whole months which have elapsed since the grant date set forth above (not to exceed 60) and the denominator of which is 60; and

     B =the number of Shares you previously acquired by the exercise of this Option.

2. Exercise: Your Option may be exercised to the extent vested at any time during the period beginning one year from the grant date and ending ten years from the date hereof; provided that you may only exercise this Option with respect to whole shares.

3. Termination or Suspension of Employment: The 1995 Plan sets forth the terms and conditions of this grant that apply in the event of your termination or suspension of employment.

4. To Exercise: You may exercise this grant by delivering to the Company at its principal office notice of intent to exercise and payment in full of the exercise price. This option is a nonqualified option. Please refer to the attached Prospectus for a description of the federal income tax treatment of nonqualified options.

5. Taxes and Withholding: You shall be required to make appropriate arrangements with the Company for satisfaction of any applicable federal, state, or local income tax, withholding requirements or like requirements, including the payment to the Company at the time of exercise of all such required amounts.

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KEY GRANT
CONFIDENTIAL

                     NONQUALIFIED STOCK OPTION NOTICE
                        1995 EQUITY INCENTIVE PLAN

OPTIONEE   GRANT DATE    SHARES    PLAN    VESTING      OPTION
                         GRANTED   NUMBER   CODE        PRICE

SUB.     COST    SOCIAL SECURITY NUMBER
CODE    CENTER


We are pleased to inform you that the Compensation Committee of the Board has granted you an option to purchase Compaq common stock. Your grant has been made under the Company's 1995 Equity Incentive Plan (the "1995 Plan"), which, together with the terms contained in this Notice, sets forth the terms and conditions of your grant and is incorporated herein by reference. A copy of the 1995 Plan is attached. Please review it carefully; capitalized terms in this Notice have the same meaning as the 1995 Plan.

1.   Vesting:   Subject to the conditions set forth below and in the  1995
     Plan, you may exercise this Option to purchase a number of Shares equal to the difference between A and B, where

     A =   the  product  of the number of Shares subject  to  your  Option multiplied by a fraction, the numerator of which is the number of whole months which have elapsed since the grant date set forth above (not to exceed 60) and the denominator of which is 60; and

     B =the number of Shares you previously acquired by the exercise of this Option.

2. Exercise: Your Option may be exercised to the extent vested at any time during the period beginning on the grant date and ending ten years from the date hereof; provided that you may only exercise this Option with respect to whole shares.

3. Termination or Suspension of Employment: The 1995 Plan sets forth the terms and conditions of this grant that apply in the event of your termination or suspension of employment.

4. To Exercise: You may exercise this grant by delivering to the Company at its principal office notice of intent to exercise and payment in full of the exercise price. This option is a nonqualified option. Please refer to the attached Prospectus for a description of the federal income tax treatment of nonqualified options.